EXHIBIT 99.1
Footnotes to Form 4

(1)
Represents shares of common stock sold by the following entities: (i) 269,694 shares of common stock sold by Advent International GPE VIII Limited Partnership; (ii) 292,729 shares of common stock sold by Advent International GPE VIII-B-1 Limited Partnership; (iii) 218,263 shares of common stock sold by Advent International GPE VIII-B-2 Limited Partnership; (iv) 340,822 shares of common stock sold by Advent International GPE VIII-B-3 Limited Partnership; (v) 822,588 shares of common stock sold by Advent International GPE VIII-B Limited Partnership; (vi) 134,357 shares of common stock sold by Advent International GPE VIII-C Limited Partnership; (vii) 114,908 shares of common stock sold by Advent International GPE VIII-D Limited Partnership; (viii) 34,051 shares of common stock sold by Advent International GPE VIII-F Limited Partnership; (ix) 301,675 shares of common stock sold by Advent International GPE VIII-H Limited Partnership; (x) 280,522 shares of common stock sold by Advent International GPE VIII-I Limited Partnership; (xi) 275,671 shares of common stock sold by Advent International GPE VIII-J Limited Partnership (the funds set forth in the foregoing clauses (i)-(xi), the “Advent VIII Luxembourg Funds”); (xii) 632,604 shares of common stock sold by Advent International GPE VIII-A Limited Partnership; (xiii) 127,967 shares of common stock sold by Advent International GPE VIII-E Limited Partnership; (xiv) 217,039 shares of common stock sold by Advent International GPE VIII-G Limited Partnership; (xv) 129,347 shares of common stock sold by Advent International GPE VIII-K Limited Partnership;(xvi) 117,554 shares of common stock sold by Advent International GPE VIII-L Limited Partnership (the funds set forth in the foregoing clauses (xii)-(xvi), the “Advent VIII Cayman Funds”); (xvii) 9,955 shares of common stock sold by Advent Partners GPE VIII Limited Partnership; (xviii) 62,037 shares of common stock sold by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 11,963 shares of common stock sold by Advent Partners GPE VIII-A Limited Partnership; (xx) 8,275 shares of common stock sold by Advent Partners GPE VIII-A Cayman Limited Partnership; and (xxi) 97,979 shares of common stock sold by Advent Partners GPE VIII-B Cayman Limited Partnership (the funds set forth in the foregoing clauses (xvii)-(xxi), the “Advent VIII Partners Funds” and together with the Advent VIII Luxembourg Funds and the Advent VIII Cayman Funds, the “Advent VIII Funds”).

(2)
Following the reported transactions, Advent International, L.P. (f/k/a Advent International Corporation, “Advent”) manages funds that collectively own 14,689,784 shares of common stock of the Issuer, which are represented as follows: (i) 880,388 shares of common stock held by Advent International GPE VIII Limited Partnership; (ii) 955,585 shares of common stock held by Advent International GPE VIII-B-1 Limited Partnership; (iii) 712,499 shares of common stock held by Advent International GPE VIII-B-2 Limited Partnership (iv) 1,112,575 shares of common stock held by Advent International GPE VIII-B-3 Limited Partnership; (v) 2,685,263 shares of common stock held by Advent International GPE VIII-B Limited Partnership; (vi) 438,593 shares of common stock held by Advent International GPE VIII-C Limited Partnership; (vii) 375,104 shares of common stock held by Advent International GPE VIII-D Limited Partnership; (viii) 417,733 shares of common stock held by Advent International GPE VIII-E Limited Partnership; (ix) 111,158 shares of common stock held by Advent International GPE VIII-F Limited Partnership; (x) 708,503 shares of common stock held by Advent International GPE VIII-G Limited Partnership; (xi) 984,788 shares of common stock held by Advent International GPE VIII-H Limited Partnership; (xii) 915,732 shares of common stock held by Advent International GPE VIII-I Limited Partnership; (xiii) 899,896 shares of common stock held by Advent International GPE VIII-J Limited Partnership; (xiv) 383,741 shares of common stock held by Advent International GPE VIII-L Limited Partnership; (xv) 32,494 shares of common stock held by Advent Partners GPE VIII Limited Partnership; (xvi) 39,045 shares of common stock held by Advent Partners GPE VIII-A Limited Partnership; (xvii) 319,841 shares of common stock held by Advent Partners GPE VIII-B Cayman Limited Partnership; (xviii) 2,065,075 shares of common stock held by Advent International GPE VIII-A Limited Partnership; (xxix) 422,243 shares of common stock held by Advent International GPE VIII-K Limited Partnership; (xx) 202,513 shares of common stock held by Advent Partners GPE VIII Cayman Limited Partnership; and (xxi) 27,015 shares of common stock held by Advent Partners GPE VIII-A Cayman Limited Partnership.

(3)
GPE VIII GP S.a.r.l. is the general partner of the Advent VIII Luxembourg Funds. GPE VIII GP Limited Partnership is the general partner of the Advent VIII Cayman Funds. AP GPE VIII GP Limited Partnership is the general partner of the Advent VIII Partners Funds. Advent International GPE VIII, LLC is the manager of GPE VIII GP S.a.r.l. and the general partner of each of GPE VIII GP Limited Partnership and AP GPE VIII GP Limited Partnership. Advent is the manager of Advent International GPE VIII, LLC, and Advent International GP, LLC is the general partner of Advent, and may each be deemed to have voting and dispositive power over the shares held by the Advent VIII Funds.

(4)
Each Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of its pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of any of the reported shares for purposes of Section 16 or any other purpose.